UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) August 27, 2003


                                  GenTek Inc.
               ------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


  Delaware                     001-14789                    02-0505547
----------------        ------------------------        -----------------
(State or other         (Commission File Number)        (IRS Employer
jurisdiction of                                         Identification No.)
incorporation)


         Liberty Lane, Hampton, New Hampshire                     03842
       ------------------------------------------              ------------
        (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code   (603) 929-2264


                                Not Applicable
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 9.  REGULATION FD DISCLOSURE

         As previously reported, on June 30, 2003, GenTek Inc. (the "Company") and certain of its direct and indirect subsidiaries (together with the Company, the "Debtors") filed their first proposed joint plan of reorganization and related first proposed disclosure statement with the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). On August 21, 2003, in response to formal and informal comments and objections received from parties in interest, the Debtors filed their second proposed joint plan of reorganization ("Second Proposed Plan of Reorganization") and related second proposed disclosure statement ("Second Proposed Disclosure Statement") with the Bankruptcy Court.

         A hearing to consider the adequacy of the Second Proposed Disclosure Statement was held on August 25, 2003. At the hearing, the Debtors announced additional revisions to the Second Proposed Plan of Reorganization (as modified, the "Plan of Reorganization") and the Second Proposed Disclosure Statement (as modified, the "Disclosure Statement"), and agreed to work with certain parties in interest to resolve remaining issues as to the adequacy of the Disclosure Statement. Upon certification of counsel as to the resolution of such issues, the Bankruptcy Court on August 27, 2003 entered an order approving the Disclosure Statement.

         On August 27, 2003, the Company issued a press release announcing the Bankruptcy Court's approval of the Disclosure Statement in connection with the Plan of Reorganization and the Bankruptcy Court's authorization for the Company to begin soliciting votes with respect to the Plan of Reorganization from those of its prepetition creditors who are entitled to vote. A copy of the press release is attached hereto as Exhibit 99.1.

         On August 28, 2003, the Debtors filed the final form of the Plan of Reorganization and the related Disclosure Statement with the Bankruptcy Court. Copies of the Plan of Reorganization and Disclosure Statement are attached hereto as Exhibits 99.2 and 99.3, respectively.

         A hearing before the Bankruptcy Court on confirmation of the Plan of Reorganization is currently scheduled for October 7, 2003.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENTEK INC.
                                          -------------------
                                          (Registrant)


Date: August 28, 2003                     By: /s/ Matthew R. Friel
                                             -------------------------------
                                             Name:  Matthew R. Friel
                                             Title: Vice President and
                                                    Chief Financial Officer

                                 Exhibit Index



Exhibit Number          Exhibit Description
--------------          -------------------

      99.1              Press Release dated August 27, 2003.

      99.2 Joint Plan of Reorganization Under Chapter 11, Title 11, United States Code of GenTek Inc., et al., and Noma Company, Debtors, dated August 28, 2003, as filed with the United States Bankruptcy Court for the District of Delaware on August 28, 2003.

      99.3 Disclosure Statement with Respect to the Joint Plan of Reorganization Under Chapter 11, Title 11, United States Code of GenTek Inc., et al., and Noma Company, Debtors, dated August 28, 2003, as filed with the United States Bankruptcy Court for the District of Delaware on August 28, 2003.